DIREXION SHARES ETF TRUST
Direxion Daily LMT Bull 2X Shares
Direxion Daily LMT Bear 1X Shares

Supplement dated July 14, 2025 to the
Prospectuses and Statements of Additional Information (“SAI”)
dated February 10, 2025, as supplemented

Effective immediately, the trading symbols for the Funds listed below will be as follows:
Fund	Ticker Symbol
Direxion Daily LMT Bull 2X Shares	LMTL
Direxion Daily LMT Bear 1X Shares	LMTS
Additionally, effective immediately, the names for the Funds listed below will be changed as follows:
Previous Name	New Name
Direxion Daily LMT Bull 2X Shares	Direxion Daily LMT Bull 2X ETF
Direxion Daily LMT Bear 1X Shares	Direxion Daily LMT Bear 1X ETF
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus and Prospectus.